UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 6, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C2

(Central Index Key Number 0001711142)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

German American Capital Corporation

(Central Index Key Number 0001541294)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-02	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C2, Commercial Mortgage Pass-Through Certificates, Series 2017-C2. The Certificates represent, in the aggregate, the entire beneficial ownership in the UBS Commercial Mortgage Securities Trust 2017-C2 (the “Issuing Entity”), a common law trust fund formed on August 17, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of fifty-nine (59) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on two hundred four (204) commercial, multifamily or manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified as “IC Leased Fee Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “IC Leased Fee Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “IC Leased Fee Hotel Portfolio Whole Loan”) that also includes such Mortgage Loan and three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The IC Leased Fee Hotel Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2017 and as to which an executed version is attached here to as Exhibit 4.1 (the “UBS 2017-C3 Pooling and Servicing Agreement”), by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC as operating advisor and as asset representations reviewer relating to the UBS 2017-C3 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the UBS 2017-C3 Pooling and Servicing Agreement applicable to the servicing of the IC Leased Fee Hotel Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 17, 2017.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ David Schell
Name: David Schell
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)